Exhibit 10.17

AMENDMENT NO. 3 TO LOAN AGREEMENT

This Amendment No. 3 to Loan Agreement (this "Amendment"), is entered into as of December __, 2024, by and between NEWBEVCO, INC., a Delaware corporation (the “Borrower”), and BANK OF AMERICA, N.A., a national banking association (the "Bank").

RECITALS

The Borrower and the Bank have previously entered into that certain Loan Agreement (as amended or restated from time to time, the "Loan Agreement"), dated as of December 21, 2021, pursuant to which the Bank has provided a $50,000,000.00 line of credit to the Borrower, as more particularly described therein.

The parties previously amended the Loan Agreement pursuant to: (a) that certain Amendment to Loan Agreement dated as of March 30, 2023; and (b) that certain Amendment No. 2 to Loan Agreement dated as of November 15, 2023. The parties wish to further amend the Loan Agreement in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.    Section 2.2 of the Loan Agreement is hereby amended so that, from and after the date hereof, such Section 2.2 shall read as follows:

2.2         Availability Period.

The Borrower shall be entitled to advances under the Note, on a revolving basis, during the period (the "Availability Period") between the date hereof, and December 31, 2026 (the "Advance Termination Date").The Borrower shall not be entitled to any further advances under the Note after the Advance Termination Date.

2.    When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers.

3.    Except as provided in this Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect.

4.    This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

5.    FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

This Amendment is executed as of the date stated at the top of the first page.

BANK OF AMERICA, N.A.

By:
Print Name:
Title:

NEWBEVCO, INC., a Delaware corporation

By:
George R. Bracken Vice President (SEAL)

CONSENT OF GUARANTORS

Each of the undersigned guarantors (each, a "Guarantor") has executed a Continuing and Unconditional Guaranty (the "Guaranty") pursuant to which the applicable Guarantor has guaranteed certain obligations of NEWBEVCO, Inc. (the "Borrower") to Bank of America, N.A. (the "Bank").

Each of the undersigned hereby consents to the Borrower's execution of: (a) an Amendment No. 2 to Loan Agreement (the "Amendment") of even date herewith by and between the Borrower and the Bank; and (b) a Note Modification Agreement (the "Note Modification") of even date herewith, by and between the Borrower and the Bank.

Each Guarantor reaffirms such Guarantor's obligations under the Guaranty and agrees that such Guarantor's obligations under the Guaranty shall not be discharged or otherwise impaired as a result of the Borrower's execution of the Amendment or the Note Modification.

GUARANTORS:

BEVCO SALES, INC.

BEVERAGE CORPORATION INTERNATIONAL, INC.

BIG SHOT BEVERAGES, INC.

EVERFRESH BEVERAGES, INC.

FAYGO BEVERAGES, INC.

LACROIX BEVERAGES, INC.

NATIONAL BEVERAGE VENDING COMPANY

NATIONAL RETAIL BRANDS, INC.

PACO, INC.

SHASTA BEVERAGES, INC.

SHASTA BEVERAGES INTERNATIONAL, INC.

SHASTA SALES, INC.

SHASTA SWEETENER CORP.

SHASTA WEST, INC.

By:
George R. Bracken Vice President